Exhibit 99.2
FIRST QUARTER 2022

2 FORWARD - LOOKING STATEMENTS Except for historical information, certain matters discussed in this presentation may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include but are not limited to all projections and anticipated levels of future performance. Forward - looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward - looking statements, including without limitation, global economic, social and political conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, logistical challenges related to disruptions and delays, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in the markets in which we operate, including foreign countries. More information on potential factors that could affect the Company’s financial results are more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K. All forward - looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation .. 2

TODAY’S PRESENTERS 3 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q1 Review • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q1 5 Commentary Pricing Growth: ✅ Significantly exceeded our 1% target above material inflation Adjusted EBITDA Conversion: ✅ Generated strong EBITDA conversion of 92% in Q1 Q1 Mix: ❌ Duty gear and EOD volume down, offset by Distribution segment growth Orders Backlog: ✅ Increased by $3.3 million driven by soft body armor and US domestic duty gear demand M&A Execution: ✅ Completed acquisition of Radar and acquired Cyalume Technologies Returned Capital to Shareholders: ✅ Paid third consecutive quarterly dividend of $0.08 Healthy M&A Funnel: ✅ Continue to actively evaluate robust pipeline of opportunities Cadre continues to deliver on strategic objectives in a challenging supply chain and inflationary environment

6 MACRO TAILWINDS SUPPORT LONG TERM SUSTAINABLE GROWTH OPPORTUNITY Two - thirds of all NATO countries spend less than 2% of GDP targets on defense and security Amidst current geopolitical turmoil, European leaders have advocated for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets The American Rescue Plan provides $350 billion to hire more police

7 7 • Budgets are healthy but police departments are struggling to fill open positions • Watching customer priorities closely amid War in Ukraine • Inquiries continue but no large opportunities to provide our safety and survivability equipment yet • Experiencing extended lead times with electronic components and various raw materials • Run rate for holster demand has stabilized Domestic Law Enforcement Geopolitical Landscape Supply Chain Consumer LATEST MARKET TRENDS

8 20 20 13 CADRE'S KEY M&A CRITERIA Niche market No large - cap competition Leading market position Cost structure where material > labor Leading and defensible technology High cost of substitution Mission - critical to customer Recurring revenue profile Asset - light Business Financial Market Strong brand recognition Attractive ROIC Resiliency through market cycles CADRE'S KEY M&A CRITERIA 8

ACQUISITION OF CYALUME TECHNOLOGIES

Over 60 years as a leading manufacturer of chemical light solutions. Preeminent supplier of light sticks, chemi-luminescent ammunition and infra-red devices to US, NATO military forces, and commercial and law enforcement markets.

KEY M&A CRITERIA MET

- ☑ Leading market position
- ☑ Mission-critical to customer
- ☑ Strong brand recognition
- ☑ Asset light
- ☑ Attractive ROIC
- ☑ Resiliency thru market cycles
- ☑ Recurring revenue profile

INTEGRATION – TOP PRIORITIES

- Functional teams working on first 100-day basics
- 80/20 process to identify product line priorities
- Optimize growth by leveraging Cyalume and Cadre selling teams
- Implementation of Cadre operating tools

Increases wallet share with current military, law enforcement and commercial customer base. Adds resilient recurring revenue stream to our portfolio.



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CADRE HOLDINGS

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FIRST QUARTER 2022 FINANCIAL PERFORMANCE 10 Q1 2022 Q1 2021 NET SALES $104.4M $110.5M GROSS MARGIN 38.5% 39.8% NET (LOSS) INCOME ($10.2M) / ($0.30) per share $6.9M / $0.25 per share ADJUSTED EBITDA 1 $14.2M $20.2M ADJUSTED EBITDA MARGIN 1 13.6% 18.3% 1. Non - GAAP financial measures. See slide 17 for definitions and reconciliations to the nearest GAAP measures • Achieved pricing growth that significantly exceeded target, generated strong adjusted EBITDA conversion, and increased backlog • Q1 2022 net loss reflects $23.6 million stock - based compensation expense

11 Net Sales / Adj. EBITDA Full Year Guidance for Net Sales / Adj. EBITDA NET SALES AND ADJUSTED EBITDA NET SALES ($MM) $427.3M $104.4M 1Q21 FY 2022 Guidance Range $444M to $452M 2021 2022 YTD % Y/Y GROWTH 4.8 % at Guidance Midpoint ADJ. EBITDA 1 ($MM) $71.4m $14.2M 1Q21 FY 2022 Guidance Range $72.5M to $77.5M 2021 2022 YTD % Y/Y GROWTH 5.0 % at Guidance Midpoint 1. A non - GAAP financial measure. See slide 17 for definitions and reconciliations to the nearest GAAP measures

12 1Q22 CAPITAL STRUCTURE 1. Non - GAAP financial measures. See slide 17 definitions and reconciliations to the nearest GAAP measures March 31, 2022 (in thousands) Cash and cash equivalents $ 9,877 Debt: Revolver $ — Current portion of long - term debt 11,700 Long - term debt 146,599 Capitalized discount/issuance costs (1,938) Total debt, net $ 156,361 Net debt (Total debt net of cash) $ 146,484 Total debt / LTM Adj. EBITDA (1) 2.4 Net debt / LTM Adj. EBITDA (1) 2.2 LTM Adj. EBITDA (1) $ 65,357

13 2022 MANAGEMENT OUTLOOK Prior NET SALES $434M to $441M Adj. EBITDA $70.0M to $75.5M Adj. EBITDA Conversion 92% to 95% 2022 GUIDANCE Current NET SALES $444M to $452M Adj. EBITDA $72.5M to $77.5M Adj. EBITDA Conversion 92% to 95%

CONCLUSION 14 Accelerate Organic Revenue Growth Pursue M&A Opportunities Continuously Improve Gross and Adj. EBITDA Margins

15 APPENDIX

16 STATEMENT OF OPERATIONS 16 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended March 31, 2022 2021 Net sales $ 104,406 $ 110,536 Cost of goods sold 64,217 66,577 Gross profit 40,189 43,959 Operating expenses Selling, general and administrative 53,950 28,051 Restructuring and transaction costs 599 321 Related party expense 122 153 Total operating expenses 54,671 28,525 Operating (loss) income (14,482) 15,434 Other expense Interest expense (1,490) (5,044) Other expense, net (205) (44) Total other expense, net (1,695) (5,088) (Loss) income before provision for income taxes (16,177) 10,346 Benefit (provision) for income taxes 6,012 (3,482) Net (loss) income $ (10,165) $ 6,864 Net (loss) income per share: Basic $ (0.30) $ 0.25 Diluted $ (0.30) $ 0.25 Weighted average shares outstanding: Basic 34,446,318 27,483,350 Diluted 34,446,318 27,483,350

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2021	Three Months Ended March 31, 2021	Three Months Ended March 31, 2022	LTM March 31, 2022
Net (loss) income	$ 12,661	$ 6,864	$ (10,165)	$ (4,368)
Add back:				
Depreciation and amortization	13,718	3,539	3,544	13,723
Interest expense	16,425	5,044	1,490	12,871
(Benefit) provision for income taxes	6,531	3,482	(6,012)	(2,963)
EBITDA	**$ 49,335**	**$ 18,929**	**$ (11,143)**	**$ 19,263**
Add back:				
Restructuring and transaction costs[1]	3,430	321	599	3,708
Loss on extinguishment of debt[2]	15,155	—	—	15,155
Other expense, net[3]	947	44	205	1,108
Stock-based compensation expense[4]	355	—	23,723	24,078
Stock-based compensation payroll tax expense[5]	—	—	298	298
LTIP bonus[6]	2,162	952	384	1,594
Amortization of inventory step-up[7]	—	—	153	153
Adjusted EBITDA	**$ 71,384**	**$ 20,246**	**$ 14,219**	**$ 65,357**
Less: Capital expenditures	(3,029)	(788)	(1,069)	(3,310)
Adjusted EBITDA less capital expenditures	$ 68,355	$ 19,458	$ 13,150	$ 62,047
Adjusted EBITDA conversion rate[8]	**96 %**	**96 %**	**92 %**	**95 %**
Adjusted EBITDA margin[9]	**16.7 %**	**18.3 %**	**13.6 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statements of operations, which primarily includes transaction costs composed of legal and consulting fees.
2. Reflects losses incurred in connection with the August 2021 debt refinance.
3. Reflects the "Other expense, net" line item on our consolidated statements of operations. For the three months ended March 31, 2022 and 2021, other expense, net primarily includes losses on foreign currency transactions.
4. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
5. Reflects payroll taxes associated with vested stock-based compensation awards.
6. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
7. Reflects amortization expense related to the step-up inventory adjustment recorded as part of the Radar acquisition.
8. Reflects (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA.
9. Reflects Adjusted EBITDA / Net Sales for the relevant periods.

CADRE HOLDINGS

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18 STATEMENT OF CASH FLOWS 18 UNAUDITED (IN THOUSANDS) Continued on next slide Three Months Ended March 31, 2022 2021 Cash Flows From Operating Activities: Net (loss) income $ (10,165) $ 6,864 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 3,544 3,539 Amortization of original issue discount and debt issue costs 111 677 Deferred income taxes (6,951) 3,319 Stock - based compensation 23,588 — (Recoveries from) provision for losses on accounts receivable 45 (91) Foreign exchange loss 253 109 Changes in operating assets and liabilities, net of impact of acquisition: Accounts receivable (1,693) (5,626) Inventories (2,956) (2,496) Prepaid expenses and other assets 3,158 (141) Accounts payable and other liabilities (18) 10,678 Net cash provided by operating activities 8,916 16,832 Cash Flows From Investing Activities: Purchase of property and equipment (950) (788) Business acquisition, net of cash acquired (19,787) — Net cash used in investing activities (20,737) (788)

19 STATEMENT OF CASH FLOWS - CONTINUED 19 UNAUDITED (IN THOUSANDS) Three Months Ended March 31, 2022 2021 Cash Flows From Financing Activities: Proceeds from revolving credit facilities — 88,593 Principal payments on revolving credit facilities — (88,593) Principal payments on term loans (2,506) (566) Principal payments on insurance premium financing (1,474) (917) Payment of capital leases (11) (7) Taxes paid in connection with employee stock transactions (6,216) — Dividends distributed (2,750) — Net cash used in financing activities (12,957) (1,490) Effect of foreign exchange rates on cash and cash equivalents 798 13 Change in cash and cash equivalents (23,980) 14,567 Cash and cash equivalents, beginning of period 33,857 2,873 Cash and cash equivalents, end of period $ 9,877 $ 17,440 Supplemental Disclosure of Cash Flows Information: Cash (received) paid for income taxes, net $ (100) $ 15 Cash paid for interest $ 1,282 $ 4,292 Supplemental Disclosure of Non - Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 119 $ —

20 BALANCE SHEET 20 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) March 31, 2022 December 31, 2021 Assets Current assets Cash and cash equivalents $ 9,877 $ 33,857 Accounts receivable, net of allowance for doubtful accounts of $749 and $645, respectively 52,001 48,344 Inventories 69,401 63,978 Prepaid expenses 7,747 10,353 Other current assets 4,360 3,171 Assets held for sale 271 278 Total current assets 143,657 159,981 Property and equipment, net of accumulated depreciation and amortization of $38,631 and $37,171, respectively 35,729 33,053 Deferred tax assets, net 12,979 7,059 Intangible assets, net 50,158 42,415 Goodwill 72,510 66,262 Other assets 5,965 3,026 Total assets $ 320,998 $ 311,796 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 27,477 $ 19,328 Accrued liabilities 34,363 40,736 Income tax payable 2,239 1,255 Liabilities held for sale 120 128 Current portion of long - term debt 11,700 13,174 Total current liabilities 75,899 74,621 Long - term debt 144,661 146,516 Deferred tax liabilities 3,799 1,297 Other liabilities 694 722 Total liabilities 225,053 223,156 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of March 31, 2022 and Dece mber 31, 2021) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 34,782,271 shares and 34,383,350 shares issued and outstandin g a s of March 31, 2022 and December 31, 2021, respectively) 3 3 Additional paid - in capital 144,978 127,606 Accumulated other comprehensive income (loss) 931 (1,917) Accumulated deficit (49,967) (37,052) Total shareholders’ equity 95,945 88,640 Total liabilities, mezzanine equity and shareholders' equity $ 320,998 $ 311,796